SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): January 7, 1999

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-9466                   13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                           executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 5.  Other Events


Fourth Quarter Earnings

         On January 7, 1999 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its fourth quarter 1998 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         99.1     Press Release Relating to Fourth Quarter 1998 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended November 30, 1998)
                  (Preliminary and Unaudited)

         99.3     Consolidated Statement of Income
                  (Twelve Months ended November 30, 1998)
                  (Preliminary and Unadudited)

         99.4     Selected Statistical Information





The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEHMAN  BROTHERS  HOLDINGS  INC.


                                   By:  /s/ John L.  Cecil
                                   -------------------------
                                            John L.  Cecil
                                            Chief Financial Officer
                                            (Principal Financial Officer)





Date:  January 7, 1999

                                  EXHIBIT INDEX



Exhibit No.      Exhibit

Exhibit 99.1     Press Release Relating to Fourth Quarter 1998 Earnings

Exhibit 99.2     Consolidated Statement of Income
                 (Three Months Ended November 30, 1998)
                 (Preliminary and Unaudited)

Exhibit 99.3     Consolidated Statement of Income
                 (Twelve Months ended November 30, 1998)
                 (Preliminary and Unadudited)

Exhibit 99.4     Selected Statistical Information

[GRAPHIC OMITTED]



For Immediate Release                 Media Contact:        William J. Ahearn
                                                            (212) 526-4379

                                      Investor Contact:     Shaun Butler
                                                            (212) 526-8381

                             LEHMAN BROTHERS REPORTS
                      RECORD 1998 EARNINGS OF $736 MILLION,
                                UP 14% FROM 1997


                  Posts Fourth Quarter Earnings of $74 Million


NEW YORK, January 7, 1999 -- Lehman Brothers Holdings Inc. (NYSE: LEH) today reported that net income was a record $736 million for the full year of fiscal 1998, an increase of 14% from $647 million for fiscal 1997. For the full year, earnings per share were $5.19 (diluted), compared with $4.72 per share (diluted) in fiscal 1997.

For the quarter ended November 30, 1998, net income was $74 million, or $0.51 per common share (diluted), compared with $185 million, or $1.30 per share (diluted), for the fourth quarter of fiscal 1997.

"This was an excellent year for Lehman Brothers, despite the difficult market environment we faced throughout much of the second half of the fiscal year," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "Even with unprecedented turmoil in the global debt markets that began in August, and a slower underwriting calendar in September and October, Lehman Brothers achieved higher revenues and earnings in 1998 than in any other year in the Firm's history."
                                    --more--

1998 Earnings/2

He added: "In 1998, the Firm continued to successfully diversify its business mix, managed its risk profile extremely well throughout the year, and significantly raised its capital base. Lehman Brothers not only weathered the storms of the last few months, but also came through that period profitably, financially strong, and strategically well positioned for 1999."

Mr. Fuld noted that, for the full year, Lehman Brothers posted record results in its investment banking, equities, and high net worth retail businesses, reflecting the continued success of the Firm's efforts to build these businesses and diversify its revenue mix.

For the full fiscal year, net revenues (total revenues less interest expense) were $4.113 billion, an increase of 6 percent from $3.873 billion in fiscal 1997. Net revenues for the fourth quarter were $665 million, down from $1.023 billion in the fourth quarter of fiscal 1997, as extreme market volatility in September and October resulted in weaker prices on a broad range of fixed income products, decreased levels of customer trading activity, and significantly lower syndicate volume.

For the full 12 months of fiscal 1998, non-interest expenses were $3.061 billion. Non-personnel expenses were $975 million, compared with $972 million in the 1997 fiscal year. Non-interest expenses for the fourth quarter were $571 million. Non-personnel expenses for the same period were $234 million, down from $239 million in the previous fiscal year's fourth quarter and from $251 million in the third quarter of fiscal 1998, despite continued investments in a number of key strategic businesses and increased technology expenditures related to the Year 2000 and European Monetary Union. Mr. Fuld noted that compensation and benefits as a percentage of net revenues remained at 50.7 percent for the 15th successive quarter.

                                    --more--


1998 Earnings/3

For the full year,  the Firm's  pre-tax  margin was 25.6 percent,  compared with
24.2 percent for the 12 months of fiscal 1997. Return on common equity was 16.3 percent, compared with 17 percent in fiscal 1997, as common stockholders' equity grew by more than 12 percent over the course of fiscal 1998. For the fiscal 1998 fourth quarter, the Firm's pre-tax margin was 14.1 percent, compared with 25.9 percent in the fourth quarter of fiscal 1997. Return on common equity was 5.6 percent for the quarter ended November 30, 1998, compared with 18.3 percent for the fourth quarter of fiscal 1997. Return on common equity is calculated before any adjustments for special preferred dividends.

As of November 30, 1998, Lehman Brothers stockholders' equity was $5.4 billion, and total capital (stockholders' equity and long-term debt) was $32.8 billion. Book value per common share was $37.06.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.

                          Financial Statements Attached

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

                                        Three Months Ended         Percentage of
                                    November 30     November 30    Dollar Change
                                       1998            1997          Inc/(Dec)
                                    ------------   -------------   -------------
Revenues:
    Investment banking              $   246           $   408            (40)%
    Principal transactions               90               357            (75)
    Commissions                         135               124              9
    Interest and dividends            3,307             3,704            (11)
    Other                                19                16             19
                                     ------            ------
       Total revenues                 3,797             4,609            (18)
    Interest expense                  3,132             3,586            (13)
                                      -----             -----
       Net revenues                     665             1,023            (35)
                                     ------             -----
Non-interest expenses
    Compensation and benefits           337               519            (35)
    Brokerage, commissions and
     clearance fees                      54                52              4
    Professional services                37                42            (12)
    Communications                       35                36             (3)
    Occupancy and equipment              36                37             (3)
    Business development                 31                27             15
    Depreciation and amortization        24                21             14
    Other                                17                24            (29)
                                      -----            ------
       Total non-interest expenses      571               758            (25)
                                      -----            ------
Income before taxes                      94               265            (65)
    Provision for income taxes           20                80            (75)
                                      -----            ------
Net income                             $ 74            $  185            (60)
                                       ====            ======
Net income applicable to common stock  $ 62            $  160            (61)
                                       ====            ======


Average shares
  Basic                               120.7             119.0
                                      =====             =====
  Diluted                             122.5             123.0
                                      =====             =====

Earnings per common share
  Basic                               $0.51             $1.34
                                      =====             =====
  Diluted                             $0.51             $1.30
                                      =====             =====

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

                                         Twelve Months Ended     Percentage of
                                       November 30  November 30  Dollar Change
                                          1998         1997        Inc/(Dec)
                                      ------------- ------------ -----------
Revenues:
    Investment banking                $  1,582       $  1,318        20%
    Principal transactions               1,232          1,418       (13)
    Commissions                            513            423        21
    Interest and dividends              16,542         13,635        21
    Other                                   25             89       (72)
                                        ------       --------
       Total revenues                   19,894         16,883        18
    Interest expense                    15,781         13,010        21
                                        ------        -------
       Net revenues                      4,113          3,873         6
                                        ------        -------
Non-interest expenses:
    Compensation and benefits            2,086          1,964         6
    Brokerage, commissions and
     clearance fees                        229            224         2
    Professional services                  171            173        (1)
    Communications                         146            141         4
    Occupancy and equipment                138            141        (2)
    Business development                   115            103        12
    Depreciation and amortization           91             86         6
    Other                                   85            104       (18)
                                        ------        -------
       Total non-interest expenses       3,061          2,936         4
                                        ------         ------
Income before taxes                      1,052            937        12
    Provision for income taxes             316            290         9
                                        ------        -------
Net income                              $  736         $  647        14
                                        ======         ======
Net income applicable to common stock   $  649         $  572        13
                                        ======         ======


Average shares
  Basic                                  120.9          118.2
                                         =====          =====
  Diluted                                125.0          121.1
                                         =====          =====

Earnings per common share
  Basic                                  $5.37          $4.84
                                         =====          =====
  Diluted                                $5.19          $4.72
                                         =====          =====

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)


                                        Twelve Months                                      Quarters Ended
                                  --------------------------  ------------- -------------- -------------- -------------- -----------
                                     1998         1997          11/30/98          8/31/98     5/31/98        2/28/98       11/30/97
                                  ------------ -------------  ------------- -------------- -------------- -------------- -----------
Income Statement
Net Revenues                           $4,113      $3,873            $665           $930        $1,473         $1,045         $1,023
Non-Interest Expenses:
  Compensation and Benefits             2,086       1,964             337            472           747            530            519
  Nonpersonnel Expenses                   975         972             234            251           250            240            239
Net Income                                736         647              74            151           324            187            185
Net Income Applicable to
   Common Stock                           649         572              62            139           268            180            160
Earnings per Common Share (a)
   Basic                                $5.37       $4.84           $0.51          $1.15         $2.22          $1.49          $1.34
   Diluted                              $5.19       $4.72           $0.51          $1.10         $2.12          $1.44          $1.30

Financial Ratios (%)
Return on Common Equity
     (annualized) (b)                    16.3        17.0             5.6           13.0          29.9           17.6           18.3

Return on Common Equity
   (annualized) (c)                      15.2        15.6             5.6           13.0          25.2           17.6           16.4


Pretax Operating Margin                  25.6        24.2            14.1           22.3          32.4           26.3           25.9
Compensation & Benefits/
   Net Revenues                          50.7        50.7            50.7           50.7          50.7           50.7           50.7
Effective Tax Rate                       30.0        30.9            20.5           27.0          32.0           32.0           30.0

Balance Sheet
Total Assets                                                     $154,000       $191,074      $179,067       $175,643       $151,705
Total Assets Excluding
   Matched Book (d)                                               112,000        133,787       130,140        124,225        108,099
Common Stockholders' Equity                                         4,505          4,391         4,326          4,175          4,015
Total Stockholders' Equity                                          5,413          5,349         5,084          4,683          4,523
Total Capital (long-term debt
plus
   stockholders' equity)                                           32,754         33,730        31,929         28,597         24,784
Book Value per Common Share (e)                                     37.06          36.35         35.93          34.56          33.39

Other Data (#s)
Employees                                                           8,873          8,839         8,387          8,314          8,340
Common Stock Outstanding                                      113,657,877     116,673,240  117,114,203    118,551,437    116,612,074

Average Shares
   Basic                          120,909,920  118,162,896    120,726,366     121,523,227  120,633,663    120,638,144    118,976,492
   Diluted                        124,991,831  121,064,929    122,527,953     126,222,483  126,301,259    124,797,348    123,003,138





(a) Effective December 1997, basic and diluted earnings per share replaced the primary and fully diluted calculations in accordance with Statement of Financial Accounting Standards No. 128.
(b) Return on common equity calculated using net income before adjusting for special preferred dividends.
(c) Return on common equity calculated using net income after adjusting for special preferred dividends.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.